Other long-term liabilities (Tables)	12 Months Ended
Dec. 31, 2012
Other Long Term Liabilities

(in millions of Canadian dollars)	2012	2011
Provision for environmental remediation, net of current portion(1)	$77	$82
Provision for restructuring, net of current portion(2) (Note 4)	27	35
Deferred gains on sale leaseback transactions	34	38
Deferred revenue on rights-of-way license agreements, net of current portion	33	34
Stock-based compensation liabilities, net of current portion	26	61
Asset retirement obligations (Note 21)	23	23
Deferred retirement compensation (Note 28)	16	–
Other, net of current portion	70	92

Total other long-term liabilities	$306	$365

(1) As at December 31, 2012, the aggregate provision for environmental remediation, including the current portion was $89 million (2011 – $97 million).

(2) As at December 31, 2012, the aggregate provision for restructuring, including the current portion was $89 million (2011 – $55 million).